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                                      FLAG
                                   INVESTORS
                                     SHORT-
                                  INTERMEDIATE
                                     INCOME
                                      FUND



                                 ANNUAL REPORT
                               DECEMBER 31, 1996

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
o Duration shifts made mid-year to extend the portfolio's weighted average maturity enabled the Fund to turn in excellent six-month results.

o We kept the Fund's asset allocation evenly balanced among Treasuries, agencies, mortgages, corporates and asset-backed issues during most of the second half of the year. As a result, the Fund's different sectors contributed equally to the year's total return of 4.0%.

  Name Change

     The Board of Directors has changed the Fund's name to Flag Investors Short-Intermediate Income Fund effective February 14, 1997. This new name more accurately reflects the Fund's weighted average maturity, which has been in the three- to five-year range since its inception. Because Intermediate-Term Income, the Fund's former name, indicates a maturity of three to ten years, it did not represent the Fund's actual investing practice as precisely as the new name does.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

     We are pleased to report on the Fund's progress for the six- and twelve-month periods ended December 31, 1996.

1996 in Review

     In sharp contrast to the exuberance of 1995--a year of exceptional returns for both stocks and bonds--the tone of the fixed-income market was noticeably more subdued in 1996 and marked with shifting investor sentiment about the direction of interest rates. After 1995's uninterrupted decline in rates, it was perceived that an environment of slow-to-moderate growth, benign inflationary pressures, strong foreign demand for U.S. dollar-denominated debt securities coupled with weak foreign growth, and bias toward asset allocations favoring bonds over stocks would be sufficient to push rates lower and sustain the rally well into 1996. While these assessments of fundamentals proved to be almost correct, statistical evidence told a different story as the year unfolded. Even though broad price indices failed to indicate an increase in the underlying rate of inflation, by the second quarter there were indications of a tightening labor market and accelerating wage gains. Further evidence of strength from incoming economic data continued to influence investor inflation expectations and push rates higher (see chart below).

                              U.S. Treasury Yields
                              (12/31/95-12/31/96)


                  [Graph appears here--see plot points below]

                               10-Year      5-year
                                 5.67        5.41
                                 5.74        5.43
                                 5.53        5.27
                                 5.63        5.33
                                 5.67        5.26
                                 5.66        5.23
                                 5.78        5.3
                                 5.96        5.51
                                 5.96        5.58
                                 6.41        6.06
                                 6.45        6.18
                                 6.33        6.06
                                 6.33        6.09
                                 6.55        6.38
                                 6.5         6.29
                                 6.52        6.32
                                 6.52        6.28
                                 6.89        6.6
                                 6.75        6.47
                                 6.65        6.41
                                 6.65        6.41
                                 6.85        6.63
                                 6.9         6.7
                                 6.93        6.7
                                 6.95        6.72
                                 6.71        6.46
                                 7.01        6.82
                                 6.86        6.65
                                 6.79        6.57
                                 6.85        6.63
                                 6.51        6.27
                                 6.48        6.22
                                 6.55        6.3
                                 6.75        6.51
                                 6.94        6.72
                                 6.92        6.7
                                 6.72        6.47
                                 6.84        6.62
                                 6.68        6.43
                                 6.48        6.21
                                 6.55        6.28
                                 6.5         6.25
                                 6.54        6.26
                                 6.38        6.11
                                 6.25        6.03
                                 6.18        5.96
                                 6.14        5.93
                                 6.04        5.83
                                 6.24        5.99
                                 6.31        6.05
                                 6.36        6.14
                                 6.29        6.08

--------------------------------------------------------------------------------

     The second half of the year was a near reverse image of the first. Although stronger-than-expected employment reports hinted that Federal Reserve Board policy could turn restrictive, Fed Board Chairman Alan Greenspan's testimony before Congress in July indicated that the consensus view among Fed officials was that the economy was apt to slow in the second half and that a change in Fed policy was not in order. This seemed to calm market anxieties and allowed five-year and ten-year rates to trend lower in a narrow range of 6.8% to 5.8% and 7.0% to 6.0%, respectively. This gradual decline in interest rates during the late summer months again provided much of the fuel that propelled common stocks to higher prices and enabled bond investors to recoup much of their losses from the first quarter.

     Absent exposure to more rate-sensitive long-term bonds, your Fund, with its inherently defensive maturity bias, delivered another year of consistent results in this environment of roller coaster interest rates. A credit to the durability and mettle of its short-intermediate charter, the Fund posted total returns of 4.5% and 4.0% for the six- and twelve-month periods ended December 31, 1996, respectively. In contrast to 1995's results, which enjoyed substantial NAV appreciation as rates declined, the bulk of this year's positive return came from the Fund's monthly dividend. From its inception on May 13, 1991, the Fund's Class A Shares have posted a cumulative total return of 46.9%, translating into an average annual return of 7.1%. Specific total return comparisons are listed below.

Performance Comparisons*

  For Periods Ended Dec. 31, 1996                         Six Months      One Year     Avg. Maturity
 ....................................................................................................
  Flag Investors Short-Intermediate Income Fund--Class A     4.5%           4.0%         4.7 yrs.
  Lipper Short/Intermediate-Term Bond Fund
    Peer Group Average                                       4.0%           4.3%         3-5 yrs.
  Lehman Brothers Intermediate-Term
    Gov't./Corp. Bond Index                                  4.3%           4.0%         4.2 yrs.
  Lehman Brothers Gov't./Corp. Bond Index                    5.9%           2.9%         9.4 yrs.
 ....................................................................................................
----------------------------------------------------------------------------------------------------

----------
*These  figures  assume  the   reinvestment   of  dividends  and  capital  gains
 distributions and exclude the impact of any sales charge. If the sales charge were reflected, the quoted performance would be lower. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. The unmanaged indices listed above are widely recognized as indicators of performance in their respective sectors. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 6.

Outlook

     Our 1997 outlook for interest rates hinges on several interrelated factors, foremost of which are the pace of economic growth and consumption, the rate of inflation, the appetite of foreign investors for U.S. debt instruments and the Fed's policy response. We expect the pace of the economy to continue well into 1997 with stronger cyclical forces coming into play later in the year as tightening labor markets lead to a rise in wage pressures, which should result in higher prices. Should foreign economies gather more strength and need to divert surplus cash flow internally, foreign demand for U.S. debt securities, primarily Treasuries, would slacken and put temporary pressure on yields to attract domestic buyers.

     With its defensive maturity bias, this is an ideal market environment for your Fund.

Portfolio Considerations

     Unable to discern any spread changes among sectors during the second half of 1996, we kept the Fund's overall asset allocation evenly balanced among the bond market's major sectors: Treasuries, agencies, mortgages, corporates and asset-backed issues (see charts, page 4). Optimistic that the mid-year rise in rates was more cyclical than secular, we extended the Fund's duration slightly, to 3.6 years, to take advantage of the gradual decline in rates that evolved in late summer. These "fine-tuning" measures worked well as each of the Fund's different sectors contributed equally to the year's results. Near-term concern that the Federal Reserve could adopt a less accommodating policy should the U.S. economy exhibit greater-than-expected strength, we recently shortened the Fund's duration to 3.2 years by reducing the mortgage sector from 46% to 33% of total assets.

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------
Portfolio Composition


              June 30, 1996                       December 31, 1996

        [Pie chart appears here]               [Pie chart appears here]
           [See values below]                     [See values below]

      Agency & Mortgage-Backed   46%         Agency & Mortgage-Backed  33%
      Corporate                  22%         Treasury                  22%
      Treasury                   18%         Asset-Backed              18%
      Asset-Backed               10%         Corporate                 18%
      Cash                        4%         Cash                       9%


Dividend Policy

     The Fund continues to distribute $0.05 per share monthly. Recognizing the importance of improving shareholder wealth, we continue to emphasize strategies that maximize total return (current income plus NAV appreciation).

     We appreciate your continued support.

Sincerely,


/s/ M. Elliott Randolph, Jr.           /s/ Paul D. Corbin


M. Elliott Randolph, Jr.               Paul D. Corbin
President                              Executive Vice President

January 20, 1997

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Portfolio Statistics
--------------------------------------------------------------------------------
  Average Maturity                                    4.7 years
 ................................................................................
  Average Duration                                    3.2 years
 ................................................................................
  Average Quality                                     AAA
 ................................................................................
  Maturity Breakdown:
 ................................................................................
          0-1 year                                   10.9%
 ................................................................................
          1-3 years                                  24.9%
 ................................................................................
          3-5 years                                  12.7%
 ................................................................................
          5-10 years                                 51.5%
 ................................................................................



 Dividends for Calendar 1996
--------------------------------------------------------------------------------
           Total dividends declared for calendar 1996 are as follows:
--------------------------------------------------------------------------------

           Income                                        $0.60

         Shareholders who have elected to participate in the Fund's dividend reinvestment plan have received their distribution in additional shares of the Fund. If you are not currently a plan participant but would like to have your dividends reinvested at net asset value, please contact your investment representative or the Fund at 1-800-553-8080.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph must measure the growth of a $10,000 hypothetical investment from the Fund's inception on May 13, 1991 through the most recent fiscal year-end and must reflect the impact of the Fund's total expenses and the currently effective 1.50% maximum sales charge for the Fund's Class A Shares.

     While the following charts are required by SEC rules, such comparisons are of limited utility since the index shown is not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of this index would have had to own the securities that it represents. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC also requires that we report the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective maximum sales charge. These total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Change in Value of a $10,000 Investment in Class A Shares*
May 13, 1991-December 31, 1996


                  [Graph appears here--see plot points below]





                           Flag Investors           Lehman Brothers
                         Short-Intermediate   Intermediate Gov't./Corp.
                            Income Fund                 Bond Index
               5/91              9850                     10000
              12/91             10815                     10993
               6/92             11040                     11324
              12/92             11429                     11781
               6/93             12150                     12513
              12/93             12455                     12817
               6/94             12042                     12481
              12/94             12042                     12569
               6/95             13156                     13776
              12/95             13909                     14498
               6/96             13849                     14652
              12/96             14471                     15278


Average Annual Total Return*

  Periods Ended 12/31/96            1 Year         5 Years  Since Inception**
--------------------------------------------------------------------------------
  Class A Shares                     2.48%          5.68%         6.78%
 ................................................................................

  *These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results.
   The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index that is widely recognized as a general measure of the performance in the intermediate-term government and corporate bond sector.
 **May 13, 1991.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Additional  Performance  Information  (concluded)
Change in Value of a $10,000 Investment in Institutional Shares*
November 2, 1995-December 31, 1996


                  [Graph appears here--see plot points below]






                                   Flag Investors         Lehman Brothers
                                Short-Intermediate   Intermediate Gov't./Corp.
                                     Income Fund             Bond Index
 ................................................................................
                         11/95          10000                  10000
                         12/95          10202                  10105
                          3/96          10118                  10021
                          6/96          10174                  10083
                          9/96          10360                  10262
                         12/96          10630                  10514


     Average Annual Total Return*

  Periods Ended 12/31/96            1 Year         5 Years  Since Inception**
--------------------------------------------------------------------------------
  Institutional Shares               4.20%           --         5.39%***
 ................................................................................

    *These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results. **11/2/95.
  ***Annualized.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                        December 31, 1996

                                            S&P       Par           Value
Security                                  Rating*    (000)        (Note 1)
--------------------------------------------------------------------------------
 CORPORATE BONDS--17.8%
Banc One Columbus
   7.375%, 12/1/02                         AA-       $1,000      $ 1,036,250
Countrywide Funding
   8.25%, 7/15/02                          A-         3,250        3,461,250
Ford Motor Credit
   6.05%, 3/31/98                          A+         2,000        2,002,500
General Motors Acceptance Corporation
   5.625%, 2/15/01                         A-         1,000          968,750
Pacific Gas & Electric
   6.25%, 3/1/04                           A          2,000        1,947,500
Philip Morris Cos., Inc.
   6.95%, 6/1/06                           A          2,000        2,027,500
Societe Nationale Elf Aquitaine
   7.75%, 5/1/99                           AA-        2,000        2,065,000
--------------------------------------------------------------------------------
Total Corporate Bonds

   (Cost $13,310,342)                                             13,508,750
--------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCY SECURITIES--24.6%
Federal Home Loan Banks Board - 3.9%
 Debentures
   7.151%, 9/13/05 (Callable 9/13/97)      AAA        3,000        2,976,780

Federal National Mortgage Assoc. - 4.5%
 Debentures
   6.250%, Due 8/12/03                     AAA        3,500        3,400,285

Mortgage-Backed Securities - 14.7%
 Federal Home Loan Mortgage Corp.
    Pool #G10049, 8.00%, 10/1/07           AAA        1,078        1,109,772
 Federal National Mortgage Assoc.
   Pass-through
    Pool #326570, 7.00%, Due 2/1/08        AAA        3,589        3,586,454
 Government National Mortgage Assoc.
   Pass-throughs
    Pool #194615, 8.00%, Due 3/15/17       AAA          155          158,702
    Pool #204405, 8.00%, Due 4/15/17       AAA          156          158,891
    Pool #371200, 8.00%, Due 12/15/23      AAA        1,588        1,621,390
    Pool #371206, 8.00%, Due 12/15/23      AAA        1,746        1,782,888
    Pool #780195, 8.00%, Due 7/15/25       AAA        2,691        2,757,210

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONCLUDED)

                                                  S&P       Par        Value
Security                                        Rating*    (000)     (Note 1)
--------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCY SECURITIES--continued
Guaranteed Export Trust - 1.5%
   8.187%, 12/15/04                              AAA       $1,063   $ 1,129,524
--------------------------------------------------------------------------------
Total U.S. Government Agency Securities
   (Cost $18,623,161)                                                18,681,896
--------------------------------------------------------------------------------
 U.S. TREASURY SECURITIES--21.9%
U.S. Treasury Notes
   4.750%, 9/30/98                               AAA        2,000     1,965,120
   5.250%, 1/31/01                               AAA        2,000     1,938,560
   6.250%, 2/15/03                               AAA        5,000     4,999,550
   5.750%, 8/15/03                               AAA        4,000     3,882,040
   5.875%, 2/15/04                               AAA        4,000     3,896,600
--------------------------------------------------------------------------------
Total U.S. Treasury Securities
   (Cost $16,610,814)                                                16,681,870
--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES--18.2%

Banc One Credit Card Master Trust
   6.30%, 10/15/02                               AAA        3,000     2,995,440
Discover Credit Card Trust, 93-A-A
   6.25%, 8/16/00                                AAA        3,000     3,005,760
Green Tree Financial Corporation, 94-6-A5
   8.25%, 1/15/20                                NR**       3,000     3,207,210
NationsBank Auto Owner Trust, 96-A-B1
   6.75%, 6/15/01                                AAA        2,706     2,734,927
Premier Auto Trust, 94-1-A3
   4.75%, 2/2/00                                 AAA          413       411,276
Premier Auto Trust, 96-3-A4
   6.75%, 11/6/00                                AAA        1,500     1,520,145
--------------------------------------------------------------------------------
Total Asset-Backed Securities
   (Cost $13,834,317)                                                13,874,758
--------------------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--8.3%
Federal Home Loan Mortgage Corp. - 3.2%
 Multi-Class Mortgage Certificates
   Series 106-F, 8.50%, 12/15/20                 AAA        2,379     2,428,933

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------


                                                  S&P       Par         Value
Security                                        Rating*    (000)      (Note 1)
--------------------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS--continued
Federal National Mortgage Assoc. - 5.1%
 Multi-Class Mortgage Certificates
   Series 88-18-B, 9.40%, 7/25/03                AAA       $  173    $  180,952
   Series 149-D, 12.00%, 4/25/19                 AAA          847       857,502
   Series 91-11-G, 7.00%, 11/25/19               AAA        1,678     1,678,490
   Series 95-W1-A2, 8.20%, 4/25/25               AAA        1,204     1,212,413
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations
   (Cost $6,348,460)                                                  6,358,290
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENT--8.1%
Goldman Sachs & Co., 6.00%
   Dated 12/31/96, to be repurchased on 1/2/97, collateralized by U.S. Treasury Bonds with a market value of $6,294,544.
   (Cost $6,171,000)                             NR**       6,171     6,171,000
--------------------------------------------------------------------------------

Total Investment in Securities--98.9%
   (Cost $74,898,094)***                                             75,276,564

Other Assets in Excess of Liabilities, Net--1.1%                        814,764
--------------------------------------------------------------------------------

Net Assets--100.0%                                                  $76,091,328
================================================================================


Net Asset Value and Redemption Price Per:
 Class A Share
   ($58,584,058 / 5,701,172 shares outstanding)                          $10.28
================================================================================
 Institutional Share
   ($17,507,270 / 1,686,158 shares outstanding)                          $10.38
================================================================================

Maximum Offering Price Per:
 Class A Share ($10.28 / .985)                                           $10.44
================================================================================
 Institutional Share                                                     $10.38
================================================================================

----------
  * The Standard & Poor's ratings indicated are believed to be the most recent ratings available as of December 31, 1996.
 ** Not rated.
*** Also aggregate cost for federal tax purposes.

                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Statement of Operations

                                                         For the Year Ended
                                                            December 31,
--------------------------------------------------------------------------------
                                                               1996
Investment Income (Note 1):
   Interest                                                  $ 4,776,889

Expenses:
   Investment advisory fee (Note 2)                              245,318
   Distribution fee (Note 2)                                     151,753
   Accounting fee (Note 2)                                        56,244
   Printing and postage                                           47,714
   Legal                                                          38,582
   Audit                                                          32,964
   Transfer agent fees                                            32,766
   Registration fees                                              28,304
   Custodian fee                                                  14,116
   Miscellaneous                                                  10,986
   Pricing service                                                 4,798
   Organizational expense (Note 1)                                 3,786
   Insurance                                                       2,536
   Directors' fees                                                   111
--------------------------------------------------------------------------------
            Total expenses                                       669,978
Less: Fees waived (Note 2)                                      (201,059)
--------------------------------------------------------------------------------
            Net expenses                                         468,919
--------------------------------------------------------------------------------
Net investment income                                          4,307,970
--------------------------------------------------------------------------------
Realized and unrealized gain/(loss) on investments (Note 1):
   Net realized loss from securities transactions               (141,613)
   Change in unrealized appreciation or depreciation
     of investments                                           (1,267,527)
--------------------------------------------------------------------------------
            Net loss on investments                           (1,409,140)
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations         $ 2,898,830
================================================================================

                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
Statements of Changes in Net Assets


                                                 For the Year Ended December 31,
--------------------------------------------------------------------------------
                                                      1996            1995
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                          $  4,307,970    $  4,324,862
   Net loss from security transactions                (141,613)     (1,018,416)
   Change in unrealized appreciation or
     depreciation of investments                    (1,267,527)      7,179,328
   Change in unrealized appreciation or
     depreciation of assets and liabilities
     denominated in foreign currency                        --           1,216
--------------------------------------------------------------------------------
   Net increase in net assets resulting
     from operations                                 2,898,830      10,486,990
--------------------------------------------------------------------------------
Dividends to Shareholders From:
   Net investment income:
     Class A Shares                                 (3,528,967)     (4,208,250)
     Institutional Shares                             (602,635)         (7,962)
--------------------------------------------------------------------------------
   Total distributions                              (4,131,602)     (4,216,212)
--------------------------------------------------------------------------------
Capital Share Transactions (Note 3):
   Proceeds from sale of shares                     24,144,316       4,986,795
   Value of shares issued in reinvestment of
     dividends                                       2,641,312       2,635,861
   Cost of shares repurchased                      (18,763,222)    (23,380,739)
--------------------------------------------------------------------------------
   Increase/(decrease) in net assets derived from
     capital share transactions                      8,022,406     (15,758,083)
--------------------------------------------------------------------------------
   Total increase/(decrease) in net assets           6,789,634      (9,487,305)

Net Assets:
   Beginning of period                              69,301,694      78,788,999
--------------------------------------------------------------------------------
   End of period                                  $ 76,091,328    $ 69,301,694
================================================================================
                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights -- Class A Shares
(For a share outstanding throughout each year)
                                                            For the Year Ended
                                                               December 31,
--------------------------------------------------------------------------------
                                                                   1996



Per Share Operating Performance:
   Net asset value at beginning of year                          $ 10.48
--------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                            0.63
   Net realized and unrealized gain/(loss) on investments          (0.23)
--------------------------------------------------------------------------------
   Total from Investment Operations                                 0.40
Less Distributions:
   Dividends from net investment income and
     short-term gains                                              (0.60)
   Return of capital                                                  --
   Distributions from net realized long-term gains                    --
--------------------------------------------------------------------------------
   Total distributions                                             (0.60)
--------------------------------------------------------------------------------
   Net asset value at end of year                                $ 10.28
================================================================================
Total Return(1)                                                     4.04%
Ratios to Average Daily Net Assets:
   Expenses(2)                                                      0.70%
   Net investment income(3)                                         6.11%
Supplemental Data:
   Net assets at end of year (000)                               $58,584
   Portfolio turnover rate                                            42%

----------
(1) Total  return  excludes  the effect of sales  charge.
(2) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 0.99%, 0.93%, 0.84%, 0.85% and 0.87% for the years ended December 31, 1996, 1995, 1994, 1993 and 1992, respectively.
(3) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 5.83%, 5.77%, 5.43%, 5.28% and 5.83% for the years ended December 1996, 1995, 1994, 1993 and 1992, respectively.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

                                                                                 For the Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                                 1995               1994               1993               1992
Per Share Operating Performance:
   Net asset value at beginning of year                         $ 9.62            $ 10.57            $ 10.37            $ 10.54
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                          0.62               0.57               0.57               0.63
   Net realized and unrealized gain/(loss) on investments         0.84              (0.92)              0.34              (0.05)
---------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                               1.46              (0.35)              0.91               0.58
Less Distributions:
   Dividends from net investment income and
     short-term gains                                            (0.60)             (0.57)             (0.69)             (0.75)
   Return of capital                                                --              (0.03)                --                 --
   Distributions from net realized long-term gains                  --                 --              (0.02)                --
---------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                           (0.60)             (0.60)             (0.71)             (0.75)
---------------------------------------------------------------------------------------------------------------------------------
   Net asset value at end of year                              $ 10.48             $ 9.62            $ 10.57            $ 10.37
=================================================================================================================================
Total Return(1)                                                  15.43%             (3.32)%              8.98%             5.68%
Ratios to Average Daily Net Assets:
   Expenses(2)                                                    0.70%              0.70%              0.70%             0.70%
   Net investment income(3)                                       6.00%              5.57%              5.43%             6.01%
Supplemental Data:
   Net assets at end of year (000)                              $67,116            $78,789           $112,520           $78,706
   Portfolio turnover rate                                          46%                50%                86%              107%

                       See Notes to Financial Statements.

                                                                              15


FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Financial Highlights --Institutional Shares
(For a share outstanding throughout each period)

                                            For the Year      For the Period
                                               Ended        November 2, 1995(1)
                                            December 31,    through December 31,
--------------------------------------------------------------------------------
                                                1996               1995
Per Share Operating Performance:
   Net asset value at beginning of period      $ 10.58             $10.42
--------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                          0.59               0.09
   Net realized and unrealized gain/(loss)
     on investments                              (0.17)              0.12
--------------------------------------------------------------------------------
   Total from Investment Operations               0.42               0.21
Less Distributions:
   Distributions from net investment income
     and short-term gains                        (0.62)             (0.05)
--------------------------------------------------------------------------------
   Net asset value at end of period            $ 10.38             $10.58
================================================================================
Total Return                                      4.20%             12.47%(2)
Ratios to Average Daily Net Assets:
   Expenses(3)                                    0.45%              0.45%(2)
   Net investment income(4)                       6.35%              6.52%(2)
Supplemental Data:
   Net assets at end of period (000)           $17,507             $2,186
   Portfolio turnover rate                          42%                46%

--------------------------------------------------------------------------------
(1) Commencement of operations.
(2) Annualized.
(3) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 0.76% and 0.72% (annualized) for the year ended December  31, 1996 and the period  ended  December  31,
    1995,  respectively.
(4) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 6.04% and 6.27%
    (annualized) for the year  ended   December  31,  1996  and  the  period
    ended  December  31,  1995, respectively.

                       See Notes to Financial Statements.

16


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FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1--Significant Accounting Policies

     Flag Investors  Short-Intermediate Income Fund, Inc. (the "Fund"), formally
Flag  Investors  Intermediate-Term  Income Fund,  Inc., is registered  under the
Investment Company Act of 1940 as an open-end, diversified management investment company designed to provide a high level of current income consistent with preservation of capital within an intermediate-term maturity structure. The Fund commenced operations on May 13, 1991, consisting of Class A Shares, which are subject to a maximum front-end sales charge of 1.50% and a 0.25% distribution fee. On November 2, 1995, the Fund began offering Institutional Shares, which are not subject to a front-end sales charge or a distribution fee.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

     A. Security  Valuation--Debt   securities  are  valued  on  the  basis  of
        quotations provided by a pricing service, which uses information with respect to transactions  on bonds,  quotations  from bond dealers,
        market  transactions in comparable   securities  and  various
        relationships   between   securities  in determining value. Portfolio
        securities that are listed on a national securities exchange  are valued on the basis of their last sale price or, in the absence of recorded sales,  at the  average of  readily  available  closing  bid and asked prices.  Securities or other assets for which market  quotations are not readily available  are  valued at their fair  value so  determined  in good faith by the investment  advisor under  procedures  established and monitored by the Board of Directors.  Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market.

     B. Federal Income Tax--No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to make requisite distributions to shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income on a monthly basis and net realized long-term capital gains annually, if any.

                                                                              17


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FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1--concluded

     C. Dividends and Distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due to differing tax treatments of dividends declared.

     D. Other--Security transactions are accounted for on the trade date and the cost of investments sold or redeemed is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts.

        Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and are being amortized on the straight-line method over a five-year period beginning on the date on which the Fund commenced its investment activities.

NOTE 2--Investment Advisory Fee, Transactions with Affiliates and Other Fees

     Investment  Company  Capital Corp.  ("ICC"),  a subsidiary  of Alex.  Brown
Financial Corp., serves as the Fund's investment advisor. As compensation for its advisory services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.35% of the first $1 billion, 0.30% of the next $500 million and 0.25% of that portion in excess of $1.5 billion.

     ICC has agreed to reduce its aggregate fees so that ordinary expenses of the Fund for any fiscal year do not exceed 0.70% of the Fund's average daily net assets for Class A Shares and 0.45% for Institutional Shares. For the year ended
December 31, 1996, ICC waived fees of $201,059.

     As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated and paid monthly. ICC received $32,766 for transfer agent services for the year ended December 31, 1996.

     As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, from the Fund's average daily net assets. ICC received $56,244 for accounting services for the year ended December
31, 1996.

18



FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTE 2--concluded

     As compensation for providing distribution services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to 0.25% of the Fund's average daily net assets of Class A Shares. For the year ended December 31, 1996, distribution fees aggregated $151,753.

     The Fund complex of which the Fund is a part has adopted a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the period January 1, 1996 through December 31, 1996 was approximately $2,500, and the accrued liability was approximately $10,000.

NOTE 3--Capital Share Transactions

     The Fund is  authorized  to issue up to 55 million  shares of capital stock
(45 million Class A, 5 million Institutional, 2 million Class B and 3 million undesignated), par value, $.001 per share, all of which shares are designated as common stock. Transactions in shares of the Fund were as follows:


                                                     Class A Shares
                                              ----------------------------
                                                 For the        For the
                                                Year Ended     Year Ended
                                              Dec. 31, 1996  Dec. 31, 1995
                                              -------------  -------------
Shares sold                                        824,212        267,783
Shares issued to shareholders on
   reinvestment of dividends                       223,342        261,580
Shares redeemed                                 (1,752,832)    (2,317,104)
--------------------------------------------------------------------------
Net decrease in shares outstanding                (705,278)    (1,787,741)
==========================================================================
Proceeds from sale of shares                  $  8,509,093   $  2,690,780
Value of reinvested dividends                    2,288,737      2,635,861
Cost of shares redeemed                        (18,054,319)   (23,241,599)
--------------------------------------------------------------------------
Net decrease from capital share
   transactions                               $ (7,256,489)  $(17,914,958)
==========================================================================
                                                                              19




FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)

NOTE 3--concluded

                                                  Institutional Shares
                                              ----------------------------
                                                            For the Period
                                                For the      Nov. 2, 1995*
                                               Year Ended       through
                                              Dec. 31, 1996  Dec. 31, 1995
                                              -------------  -------------
Shares sold                                      1,513,443       219,797
Shares issued to shareholders on
  reinvestment of dividends                         34,119            --
Shares redeemed                                    (67,989)      (13,212)
--------------------------------------------------------------------------------
Net increase in shares outstanding               1,479,573       206,585
================================================================================
Proceeds from sale of shares                   $15,635,223    $2,296,015
Value of reinvested dividends                      352,575            --
Cost of shares redeemed                           (708,903)     (139,140)
--------------------------------------------------------------------------------
Net increase from capital share
   transactions                                $15,278,895    $2,156,875
================================================================================

----------
*Commencement of operations.


NOTE 4--Investment Transactions

     Purchases and sales of investment securities, other than short-term obligations, aggregated $31,232,448 and $27,853,065, respectively, for the year ended December 31, 1996.

     On December 31, 1996, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost was $792,050, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value was $413,580.

20




FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
NOTE 5--Federal Income Tax Information

     Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax difference of $81,463 has been reclassified to undistributed net investment income from accumulated net realized loss from security transactions. This reclassification has no effect on net assets or net asset values per share.

     On December 31, 1996, there was a tax capital loss carryforward of $3,529,873, of which $383,359 expires in 2002, $3,111,390 expires in 2003 and
$35,124 expires in 2004. This carryforward will be used to offset future net capital gains, if any.

NOTE 6--Net Assets

     On December 31, 1996, net assets consisted of:

Paid-in capital:
   Class A Shares                                                  $61,903,932
   Institutional Shares                                             17,435,771
Accumulated net realized loss from security transactions            (3,574,628)
Unrealized appreciation of investments                                 378,470
Overdistribution of net investment income                              (52,217)
                                                                   ------------
                                                                   $76,091,328
                                                                   ============

                                                                              21


FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Independent Auditors' Report

The Board of Directors and Shareholders
Flag Investors Short-Intermediate Income Fund, Inc.:

     We have  audited  the  accompanying  statement  of net  assets  of the Flag
Investors Short-Intermediate Income Fund, Inc. as of December 31, 1996, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December
31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flag Investors
Short-Intermediate Income Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Princeton, New Jersey
January 29, 1997

22



FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Directors and Officers
                                RICHARD T. HALE
                                    Chairman

            CHARLES W. COLE, JR.                 PAUL D. CORBIN
                  Director                  Executive Vice President

              JAMES J. CUNNANE                   GARY V. FEARNOW
                  Director                        Vice President

               JOHN F. KROEGER                  MONICA M. HAUSNER
                  Director                       Vice President

                LOUIS E. LEVY                  EDWARD J. VEILLEUX
                  Director                       Vice President

             EUGENE J. MCDONALD                  SCOTT J. LIOTTA
                  Director                       Vice President

              REBECCA W. RIMEL                  JOSEPH A. FINELLI
                  Director                          Treasurer

             CARL W. VOGT, ESQ.                 EDWARD J. STOKEN
                  Director                          Secretary

          M. ELLIOTT RANDOLPH, JR.             LAURIE D. COLLIDGE
                  President                    Assistant Secretary



Investment Objective

An open-end mutual fund designed to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

                                                                              23




                      This page intentionally left blank.






   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

   For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.



                             [FLAG INVESTORS LOGO]
                                 FLAG INVESTORS


                                     Growth
                      Flag Investors Emerging Growth Fund
                      Flag Investors Equity Partners Fund
                       Flag Investors International Fund

                                 Equity Income
                   Flag Investors Real Estate Securities Fund
                      Flag Investors Telephone Income Fund

                                    Balanced
                       Flag Investors Value Builder Fund

                                     Income
                 Flag Investors Short-Intermediate Income Fund
             Flag Investors Total Return U.S. Treasury Fund Shares

                                Tax-Free Income
                  Flag Investors Managed Municipal Fund Shares
           Flag Investors Maryland Intermediate Tax-Free Income Fund

                                 Current Income
                    Flag Investors Cash Reserve Prime Shares



                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG

                                Distributed by:
                               ALEX. BROWN & SONS
                                  INCORPORATED



